FORM 8-K


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                 CURRENT REPORT

                Pursuant to Section 13 or 15(d) of the Securities
                              Exchange Act of 1934


                                December 2, 1996
                                 Date of Report



                                LBO CAPITAL CORP.
             (Exact Name of Registrant as specified in its charter)


        Colorado               33-19107                  38-2780733
     (State or other            (Commission            (I.R.S. Employer
      jurisdiction of            file number)           Identification Number)
      incorporation or
      organization)


    7001 Orchard Lake Road, Suite 424
    West Bloomfield, Michigan                                   48322-3608
             (Address of Principal Executive Offices)            (Zip Code)


    Registrant's telephone number, including area code: (810) 851-5651


                                      N/A
           Former name or former address, if changed from last report

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ITEM 5:  Other Events

     Effective December 2, 1996, the Board of Directors of LBO Capital Corp. (the "Registrant") adopted a resolution extending the exercise period of the Registrant's warrants issued to its directors from December 4, 1996 to December 4, 1997. The warrants were issued as follows:

      Director                                          Number of Shares

      Thomas W. Itin                                          1,000,000
      Anthony B. Cashen                                         200,000
      Robert W. Schwartz                                        100,000

     The warrants entitles its holder to purchase one share of the Registrant's $.0001 par value common stock for $.04 each share and can be exercised at any time prior to the extended expiration date of December 4, 1997.


     The Registrant's Controller notified the Registrant's Stock Transfer Agent by letter of December 2, 1996 as to the extensions.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date: December 2, 1996

                                               LBO CAPITAL CORP.


                                               By   s/ Thomas W. Itin
                                                 --------------------------
                                                 Thomas W. Itin, President